UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2016

EPAZZ, INC.

(Exact Name of Registrant As Specified In Its Charter)

ILLINOIS	333-139117	36-4313571
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

205 W. Wacker Dr. Suite 1320

CHICAGO, IL 60606

(Address of Principal Executive Offices)

(312) 955-8161

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Certain Officers and Directors.

On February 1, 2016, Craig Passley, Secretary of the Company, resigned from this position with the Company. The sole director accepted Mr. Passley's resignations, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 1, 2016

Epazz, Inc.
By: /s/ Shaun Passley
Shaun Passley
Chief Executive Officer